EXHIBIT 10.3

AMENDMENT NO. 2
AMENDMENT NO. 2, dated as of June 29, 2020 (this “Amendment”), to the REVOLVING CREDIT AGREEMENT, dated as of June 29, 2018 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among AVANGRID, INC., a New York corporation (“Avangrid”), NEW YORK STATE ELECTRIC & GAS CORPORATION, a New York corporation (“NYSEG”), ROCHESTER GAS AND ELECTRIC CORPORATION, a New York corporation (“RG&E”), CENTRAL MAINE POWER COMPANY, a Maine corporation (“CMP”), THE UNITED ILLUMINATING COMPANY, a specially chartered Connecticut corporation (“UI”), THE SOUTHERN CONNECTICUT GAS COMPANY, a Connecticut corporation (“SCG”), CONNECTICUT NATURAL GAS CORPORATION, a Connecticut corporation (“CNG”), THE BERKSHIRE GAS COMPANY, a Massachusetts gas company (“BGC”; together with Avangrid, NYSEG, RG&E, CMP, UI, SCG and CNG, the “Borrowers”; each, a “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), BANK OF AMERICA, N.A., as syndication agent (the “Syndication Agent”), MUFG BANK, LTD. and SANTANDER BANK, N.A., as co-documentation agents (the “Co-Documentation Agents”) and BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as sustainability agent (the “Sustainability Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have made available revolving credit commitments to the Borrowers on the terms set forth in the Credit Agreement; and
WHEREAS, the parties hereto wish to amend the Credit Agreement, but only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS.
        1.1 Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.
        2.1 Section 1.06 of the Credit Agreement is hereby amended by deleting clause (iii) from such Section in its entirety and inserting the following in lieu thereof:
“(iii) the Sublimit of each Borrower shall neither exceed such Borrower’s Maximum Sublimit nor be less than such Borrower’s Minimum Sublimit.”

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        2.2 The definition of “Maximum Sublimit” in Section 9.01 of the Credit Agreement is hereby amended by deleting the amount set forth opposite Avangrid’s name in the table in such definition and inserting “$1,500,000,000” in lieu thereof.
        2.3 Section 9.01 of the Credit Agreement is hereby amended by including the following definition in the appropriate alphabetical order:
“Minimum Sublimit” shall mean, as to any Borrower (other than Avangrid), the amount set forth opposite such Borrower’s name in the table below.

Borrower	Minimum Sublimit
NYSEG	$400,000,000.00
RGE	$250,000,000.00
CMP	$100,000,000.00
UI	$150,000,000.00
CNG	$40,000,000.00
SCG	$40,000,000.00
BGC	$20,000,000.00
SECTION 3. MISCELLANEOUS.
        3.1 Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the Borrowers and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.
        3.2 Representations and Warranties. Except, with respect to the last sentence of Section 4.03, Section 4.04, and Section 4.11, as disclosed in Avangrid’s Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K filed with the SEC prior to the date hereof, as of the date hereof and after giving effect to the amendments contained herein, each of the Borrowers hereby confirms that all the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects; provided that each reference in such Section 4 to “this Agreement” shall be deemed to include this Amendment and the Credit Agreement, as amended by this Amendment.
        3.3 No Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof after giving effect to this Amendment.
        3.4 Payment of Expenses. Each of the Borrowers agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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        3.5 Continuing Effect; No Other Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a Loan Document.
        3.6 No Novation. It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Loan Document or any of the rights, obligations or liabilities thereunder.
        3.7 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
        3.8 Counterparts. This Amendment may be executed in two or more counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or in electronic (e.g. “.pdf” or “.tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
AVANGRID, INC.
By: /s/Howard Coon
Name: Howard Coon
Title: Vice President – Treasurer
By: /s/ Scott Tremble
Name: Scott Tremble
Title: Senior Vice President – Controller
NEW YORK STATE ELECTRIC & GAS CORPORATION
By: /s/Howard Coon
Name: Howard Coon
Title: Vice President – Treasurer
         Avangrid, Inc.
By: /s/ Scott Tremble
Name: Scott Tremble
Title: Senior Vice President – Controller
         Avangrid, Inc.
ROCHESTER GAS AND ELECTRIC CORPORATION
By: /s/ Howard Coon
Name: Howard Coon
Title: Vice President – Treasurer
         Avangrid, Inc.

By: /s/ Scott Tremble
Name: Scott Tremble
Title: Senior Vice President – Controller
         Avangrid, Inc.

[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

CENTRAL MAINE POWER COMPANY

By: /s/ Howard Coon
Name: Howard Coon
Title: Vice President – Treasurer
         Avangrid, Inc.

By: /s/ Scott Tremble
Name: Scott Tremble
Title: Senior Vice President – Controller
         Avangrid, Inc.

THE UNITED ILLUMINATING COMPANY

By: /s/ Howard Coon
Name: Howard Coon
Title: Vice President – Treasurer
         Avangrid, Inc.

By: /s/ Scott Tremble
Name: Scott Tremble
Title: Senior Vice President – Controller
         Avangrid, Inc.

THE SOUTHERN CONNECTICUT GAS COMPANY

By: /s/ Howard Coon
Name: Howard Coon
Title: Vice President – Treasurer
         Avangrid, Inc.

By: /s/ Scott Tremble
Name: Scott Tremble
Title: Senior Vice President – Controller
         Avangrid, Inc.
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

CONNECTICUT NATURAL GAS CORPORATION

By: /s/ Howard Coon
Name: Howard Coon
Title: Vice President – Treasurer
         Avangrid, Inc.

By: /s/ Scott Tremble
Name: Scott Tremble
Title: Senior Vice President – Controller
         Avangrid, Inc.

THE BERKSHIRE GAS COMPANY

By: /s/ Howard Coon
Name: Howard Coon
Title: Vice President – Treasurer
         Avangrid, Inc.

By: /s/ Scott Tremble
Name: Scott Tremble
Title: Senior Vice President – Controller
         Avangrid, Inc.

[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By: /s/ Tasvir Hasan
Name: Tasvir Hasan
Title: Executive Director
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender
By: /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By: /s/ Luis Ruigomez
Name: Luis Ruigomez
Title: Executive Director
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

BANK OF AMERICA, N.A, as a Lender

By: /s/ Dee Dee Farkas
Name: Dee Dee Farkas
Title: Director
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

BNP PARIBAS as a Lender
By : /s/ Denis O’Meara
Name: Denis O’Meara
Title: Managing Director

By : /s/ Theodore Sheen
Name: Theodore Sheen
Title: Director
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

CaixaBank S.A., as a Lender

By: /s/ Felipe Plaza / /s/ Oscar Sánchez
Name: Felipe Plaza / Oscar Sánchez
Title: Structured Finance / Corporate Banking Unit
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

Canadian Imperial Bank of Commerce, New York Branch, as a Lender

By: /s/ Anju Abraham
Name: Anju Abraham
Title: Authorized Signatory
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

CITIBANK, N.A. as a Lender

By: /s/ Lei Zeng
Name: Lei Zeng
Title: Vice President
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

Commerzbank Aktiengesellschaft, Filiale Luxemburg, as a Lender

By: /s/ Dr. Kai-Roderich Bringewald
Name: Dr. Kai-Roderich Bringewald
Title: Authorized Signatory

By: /s/ Silvia Gergs
Name: Silvia Gergs
Title: Authorized Signatory
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

Credit Agricole Corporate and Investment Bank, as a Lender

By: /s/ Rose Mary Perez
Name: Rose Mary Perez
Title: Managing Director

By: /s/ Myra Luz Martinez
Name: Myra Luz Martinez
Title: Vice President
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By: /s/ Ming K. Chu
Name: Ming K. Chu  ming.k.chu@db.com
Title: Director +1-212-250-5451
By: /s/ Annie Chung
Name: Annie Chung annie.chung@db.com
Title: Director +1-212-250-6375
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

HSBC Bank USA, NA, as a Lender

By: /s/ Marilyn Harebottle
Name: Marilyn Harebottle
Title: Vice President #22444
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

MIZUHO BANK, LTD, as a Lender

By : /s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

Morgan Stanley Bank, N.A., as a Lender

By: /s/ Alysha Salinger
Name: Alysha Salinger
Title: Authorized Signatory
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

MUFG Bank, Ltd., as a Lender

By: /s/ Jeff Fesenmaier
Name: Jeff Fesenmaier
Title: Managing Director
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

NatWest Markets Plc, as a Lender

By: /s/ Sinead Collister
Name: Sinead Collister
Title: Director
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

People’s United Bank, National Association, as a Lender

By: /s/ Darci Buchanan
Name: Darci Buchanan
Title: Senior Vice President
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

Royal Bank of Canada, as a Lender

By : /s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

SANTANDER BANK, N.A., as a Lender

By: /s/ Pablo Urgoiti
Name: Pablo Urgoiti
Title: Managing Director

By: /s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Katie Lee
Name: Katie Lee
Title: Director
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]

Wells Fargo Bank, National Association, as a Lender

By: /s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director
[Signature Page to Avangrid Amendment No. 2 to Credit Agreement]